Exhibit 99.1

AT THE COMPANY
Hande Tuney, Investor Relations
(800) 831-4826

CENTERLINE HOLDING COMPANY REPORTS
SECOND QUARTER 2010 FINANCIAL RESULTS

New York, NY – August 17, 2010 – Centerline Holding Company (OTC:CLNH) (“Centerline” or the “Company”), the parent company of Centerline Capital Group, a provider of real estate financial and asset management services, focused on affordable and conventional multifamily housing, today announced financial results for the second quarter and six months ended June 30, 2010.

The tables below present Centerline’s Condensed Consolidated Balance Sheets for the periods at June 30, 2010 and December 31, 2009*; and Condensed Consolidated Statements of Operations for the second quarter and first half of 2010 and 2009*.  For more detailed financial information, please access the Financial Overview Presentation, available in the “Investor Relations” section of the Company’s website at http://ir.centerline.com.

*
On March 5, 2010, Centerline completed a series of transactions with an affiliate of Island Capital Group LLC, C-III Capital Partners LLC, and the Company’s creditors and preferred shareholders (the “March 2010 Restructuring”). Prior periods in the accompanying Condensed Consolidated Financial Statements have been reclassified to reflect the March 2010 Restructuring and the impact of discontinued operations in accordance with Financial Accounting Standards Board Accounting Standards Codification, Subtopic 205-20, Discontinued Operations.

About the Company

Centerline Capital Group, a subsidiary of Centerline Holding Company (OTC: CLNH), provides real estate financial and asset management services, with a focus on affordable and conventional multifamily housing. Centerline is headquartered in New York, New York. For more information, please visit Centerline's website at www.centerline.com or contact the Investor Relations Department directly at (800) 831-4826.

CENTERLINE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2010	December 31, 2009
	(Unaudited)
ASSETS
Cash and cash equivalents	$118,929	$88,853
Restricted cash	22,785	11,476
Investments:
Available-for-sale	530,373	489,767
Equity method	335	530
Other	79,737	39,037
Investments in and loans to affiliates, net	1,576	1,982
Goodwill and intangible assets, net	168,608	171,044
Deferred costs and other assets, net	102,503	100,460
Consolidated partnerships:
Investments:
Available-for-sale	5,043	5,109
Equity method	3,464,618	3,571,323
Land, buildings and improvements, net	593,105	571,520
Other assets	251,442	298,528
Assets of discontinued operations	568	653,897
Total assets	$5,339,622	$6,003,526
LIABILITIES AND EQUITY
Liabilities:
Notes payable	$234,820	$249,764
Financing arrangements and secured financing	643,305	585,528
Accounts payable, accrued expenses and other liabilities	241,992	343,696
Preferred shares of subsidiary (subject to mandatory repurchase)	128,500	128,500
Consolidated partnerships:
Notes payable	153,075	155,810
Due to property partnerships	137,054	209,868
Other liabilities	275,358	226,391
Liabilities of discontinued operations	811	1,588,054
Total liabilities	1,814,915	3,487,611
Redeemable securities	12,194	332,480
Commitments and contingencies
Equity:
Centerline Holding Company	239,466	(1,178,350)
Non-controlling interests	3,273,047	3,361,785
Total equity	3,512,513	2,183,435
Total liabilities and equity	$5,339,622	$6,003,526

CENTERLINE HOLDING COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenues:
Interest income	$9,932	$13,427	$22,540	$27,287
Fee income	9,455	7,016	16,588	14,361
Other	7,364	6,307	12,318	9,461
Consolidated partnerships:
Interest income	404	677	823	2,276
Rental income	25,479	18,144	51,905	36,779
Other	1,552	339	2,624	371
Total revenues	54,186	45,910	106,798	90,535
Expenses:
General and administrative	23,297	22,869	87,440	47,418
(Recovery) provision for losses, net	13,167	35,434	(99,329)	37,854
Interest	17,739	9,977	30,527	22,770
Interest – distributions to preferred shareholders of subsidiary	2,319	4,725	4,639	9,449
Depreciation and amortization	5,595	10,034	12,060	20,473
Loss on impairment of assets	12,618	310	35,027	8,873
Consolidated partnerships:
Interest	2,564	2,432	8,883	4,385
Loss on impairment of assets	22,200	30,151	22,200	30,151
Other expenses	96,652	42,113	149,955	74,413
Total expenses	196,151	158,045	251,402	255,786
Loss before other income	(141,965)	(112,135)	(144,604)	(165,251)
Other (loss) income:
Equity and other (loss) income, net	(50)	(350)	(184)	(7,265)
Gain on settlement of liabilities	--	--	25,253	--
Gain from repayment or sale of investments, net	11	6	2,202	577
Other losses from consolidated partnerships	(135,846)	(345,871)	(226,652)	(461,710)
Loss from continuing operations before income tax provision	(277,850)	(458,350)	(343,985)	(633,649)
Income tax provision – continuing operations	(141)	(142)	(534)	(220)
Net loss from continuing operations	(277,991)	(458,492)	(344,519)	(633,869)
Discontinued operations:
Income (loss) from discontinued operations before income taxes	(235)	(336,365)	140,058	(489,423)
Gain on sale of discontinued operations, net	--	--	20,500	--
Income tax (provision) benefit – discontinued operations	--	12	(531)	(25)
Net income (loss) from discontinued operations	(235)	(336,353)	160,027	(489,448)
Net loss	(278,226)	(794,845)	(184,492)	(1,123,317)
Net loss attributable to non-controlling interests	244,303	741,567	290,280	1,043,091
Net income (loss) attributable to Centerline Holding Company shareholders	$(33,923)	$(53,278)	$105,788	$(80,226)
Net income (loss) per share:
Basic
Income (loss) from continuing operations	$(0.10)	$(0.52)	$1.41	$(1.03)
Income (loss) from discontinued operations	$-- (1)	$(0.59)	$0.28	$(0.70)
Diluted
Income (loss) from continuing operations	$(0.10)	$(0.52)	$1.40	$(1.03)
Income (loss) from discontinued operations	$-- (1)	$(0.59)	$0.28	$(0.70)
Weighted average shares outstanding:
Basic	348,302	53,812	245,026	53,970
Diluted	348,302	53,812	246,466	53,970
(1) Amount calculates to less than one cent loss per share.

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This press release contains forward-looking statements about Centerline Holding Company. Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Except for historical information, the matters discussed in this press release are forward-looking statements subject to certain risks and uncertainties. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  These risks and uncertainties are detailed in Centerline Holding Company's most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q for the first and second quarters of 2010 filed with the Securities and Exchange Commission, and include, among others, business limitations caused by adverse changes in real estate and credit markets and general economic and business conditions; our ability to generate new income sources, raise capital for investment funds and maintain business relationships with providers and users of capital; changes in applicable laws and regulations; our tax treatment, the tax treatment of our subsidiaries and the tax treatment of our investments; risk of allocations of income to our shareholders without corresponding cash distributions; possible adverse effects of a future issuance of shares or a reverse share split; possible deterioration in cash flows generated by material investments, such as the Freddie Mac B-Certificate; competition with other companies; risk of loss under mortgage banking loss sharing agreements; and risks associated with providing credit intermediation. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date of this document. Centerline Holding Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Centerline Holding Company's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.